Income Taxes	12 Months Ended
Sep. 30, 2018
Income Tax Disclosure [Abstract]
Income Taxes
Note 6 — Income Taxes
Income before income taxes comprises the following:

	2018	2017	2016
Domestic	$576.0	$527.3	$518.9
Foreign	278.5	174.1	191.1
Total income before income taxes	$854.5	$701.4	$710.0

The provisions for income taxes consist of the following:

	2018	2017	2016
Current expense (benefit):
Federal	$(2.7)	$(2.7)	$44.2
State	26.0	14.0	20.9
Foreign	77.6	56.2	78.7
Total current expense	100.9	67.5	143.8
Deferred expense (benefit):
Federal	(77.1)	125.8	81.2
State	6.7	16.4	1.3
Foreign	1.9	(31.8)	(4.8)
Investment tax credit amortization	(0.3)	(0.3)	(0.3)
Total deferred expense	(68.8)	110.1	77.4
Total income tax expense	$32.1	$177.6	$221.2

Federal income taxes for Fiscal 2018, Fiscal 2017 and Fiscal 2016 are net of foreign tax credits of $13.0, $40.9 and $25.6, respectively.
A reconciliation from the U.S. federal statutory tax rate to our effective tax rate is as follows:

	2018	2017	2016
U.S. federal statutory tax rate	24.5%	35.0%	35.0%
Difference in tax rate due to:
Effect of tax rate changes - TJCA	(20.9)	—	—
Effect of tax rate changes - France	(2.1)	(4.1)	—
Noncontrolling interests not subject to tax	(3.0)	(4.3)	(6.2)
State income taxes, net of federal benefit	2.9	2.9	3.0
Valuation allowance adjustments	1.1	(1.1)	(0.9)
Effects of foreign operations	3.1	(1.1)	0.6
Excess tax benefits on share-based payments	(1.1)	(1.3)	—
Other, net	(0.7)	(0.7)	(0.3)
Effective tax rate	3.8%	25.3%	31.2%

On December 22, 2017, the TCJA was enacted into law. Among the significant changes resulting from the law, the TCJA reduced the U.S. federal income tax rate from 35% to 21%, effective January 1, 2018, created a territorial tax system with a one-time mandatory “toll tax” on previously un-repatriated foreign earnings, and allowed for immediate capital expensing of certain qualified property. It also applied restrictions on the deductibility of interest expense, eliminated bonus depreciation for regulated utilities and certain FERC-regulated property beginning in Fiscal 2019 and applied a broader application of compensation limitations.
As a result of the TCJA, we reduced our net deferred income tax liabilities by $384.4 due to the remeasuring of our existing federal deferred income tax assets and liabilities as of the date of the enactment of the TCJA on December 22, 2017. Because most of the reduction to UGI Utilities’ net deferred income taxes relates to regulated utility plant assets, most of UGI Utilities’ reduction in deferred income taxes is not being recognized immediately in income tax expense.
At September 30, 2018, the accounting for certain income tax effects of the TCJA with respect to existing deferred tax balances and the one-time transition tax reflect provisional amounts. We have made a reasonable estimate of the effects in accordance with U.S. Securities and Exchange Commission Staff Accounting Bulletin No. 118 and are still analyzing certain aspects of the TCJA and refining our calculations, which could potentially result in changes to our current estimates. Revisions to our estimates, if any, will be made by the first quarter of the fiscal year ending September 30, 2019.
In Fiscal 2018 we were subject to a blended federal tax rate of 24.5% because our fiscal year contains the effective date of the rate change from 35% to 21%. The effects of the tax law changes on current period results (excluding the remeasurement impact described above) decreased income tax by $52.1.
In order for UGI Utilities’ regulated utility plant assets to continue to be eligible for accelerated tax depreciation, current law requires that excess deferred federal income taxes resulting from the remeasurement of deferred taxes on regulated utility plant be amortized no more rapidly than over the remaining lives of the assets that gave rise to the excess deferred income taxes. As a result of the TCJA, for Fiscal 2018, UGI Utilities initially recorded a net regulatory liability of $205.6 associated with excess deferred federal income taxes related to its regulated utility plant assets. This regulatory liability was increased, and a federal deferred income tax asset was recorded, in the amount of $83.6 to reflect the tax benefit generated by the amortization of the excess deferred federal income taxes. This regulatory liability is being amortized to income tax expense over the remaining lives of the assets that gave rise to the excess deferred income taxes. For further information on this regulatory liability, see Note 8.
As further described in Note 8, on May 17, 2018, the PAPUC issued a Temporary Rates Order for all PAPUC-regulated utilities with regard to federal tax reform. Among other things, the Temporary Rates Order requires Pennsylvania utilities to establish a regulatory liability for tax benefits that accrued during the period January 1, 2018 through June 30, 2018, resulting from the change in the federal income tax rate from 35% to 21%. In accordance with the Temporary Rates Order, during Fiscal 2018, UGI Utilities reduced its revenues by $24.1 and recorded a regulatory liability in an equal amount. The total reduction of $24.1 primarily reflects (1) $17.1 of tax benefits accrued during the period January 1, 2018 to June 30, 2018, (2) $7.0 to reflect tax benefits expected to be generated by the future amortization of the regulatory liability and accrued interest.
In Fiscal 2017 and Fiscal 2016, earnings of the Company’s foreign subsidiaries were generally subject to U.S. taxation upon repatriation to the U.S. and the Company’s tax provisions reflected the related incremental U.S. tax except for certain foreign subsidiaries whose unremitted earnings were considered to be indefinitely reinvested. No deferred tax liability had been recognized with regard to remittance of those earnings because of the availability of U.S. foreign tax credits made it likely that no U.S. tax would be due if such earnings were repatriated. Upon enactment of TCJA, substantially all prior unrepatriated earnings were subjected to U.S. tax under the transition tax rules. The transition tax was immaterial to the Company and we generally expect to have the ability to repatriate prior unrepatriated earnings without material U.S. federal tax cost.
Pennsylvania utility ratemaking practice permits the flow through to ratepayers of state tax benefits resulting from accelerated tax depreciation. For Fiscal 2018, Fiscal 2017 and Fiscal 2016, the beneficial effects of state tax flow through of accelerated depreciation reduced income tax expense by $4.2, $2.5 and $1.3, respectively.
Deferred tax liabilities (assets) comprise the following at September 30:

	2018	2017
Excess book basis over tax basis of property, plant and equipment	$807.8	$975.8
Investment in AmeriGas Partners	219.2	326.8
Intangible assets and goodwill	67.6	98.2
Utility regulatory assets	86.7	132.2
Derivative instruments	30.4	—
Other	10.6	11.7
Gross deferred tax liabilities	1,222.3	1,544.7

Pension plan liabilities	(20.0)	(57.7)
Employee-related benefits	(43.6)	(65.4)
Operating loss carryforwards	(26.2)	(30.9)
Foreign tax credit carryforwards	(106.1)	(106.1)
Utility regulatory liabilities	(118.6)	(9.3)
Derivative instruments	—	(1.7)
Utility environmental liabilities	(14.7)	(22.2)
Other	(29.0)	(27.8)
Gross deferred tax assets	(358.2)	(321.1)
Deferred tax assets valuation allowance	116.8	107.1
Net deferred tax liabilities	$980.9	$1,330.7

In December 2017, the French Parliament approved the Finance Bill for 2018 and the second amended Finance Bill for 2017 (collectively, the “December 2017 French Finance Bills”). One impact of the December 2017 French Finance Bills was an increase in the Fiscal 2018 corporate income tax rate in France from 34.4% to 39.4%. The December 2017 French Finance Bills also include measures to reduce the corporate income tax rate to 25.8%, effective for fiscal years starting after January 1, 2022 (Fiscal 2023).
As a result of the December 2017 French Finance Bills, the Company reduced its net French deferred income tax liabilities and recognized an estimated deferred tax benefit of $12.1 to reflect the estimated impact of the corporate income tax rate reductions that will be implemented through Fiscal 2023. The Company’s Fiscal 2018 effective income tax rate reflects the impact of the higher Fiscal 2018 income tax rate in France as a result of the December 2017 French Finance Bills, which increased income tax expense for the year by approximately $0.6.
In December 2016, the French Parliament approved the Finance Bill for 2017 and amended the Finance Bill for 2016 (collectively the “Finance Bills”). The Finance Bills, among other things, at that time reduced the French corporate income tax rate from the then-current 34.43% to 28.92%, effective for fiscal years starting after January 1, 2020 (Fiscal 2021). As a result of the future income tax rate reduction, during Fiscal 2017 the Company reduced its net deferred income tax liabilities and recognized a deferred tax benefit of $29.0.
At September 30, 2018, foreign net operating loss carryforwards principally relating to Flaga, UGI International Holdings BV and certain subsidiaries of France SAS totaled $14.0, $2.5 and $23.3, respectively, with no expiration dates. We have state net operating loss carryforwards primarily relating to certain subsidiaries which approximate $168.9 and expire through 2038. We also have federal operating loss carryforwards of $19.7 for certain operations of AmeriGas Propane that expire through 2036. At September 30, 2018, deferred tax assets relating to operating loss carryforwards include $2.9 for Flaga, $8.0 for certain subsidiaries of France SAS, $0.7 for UGI International Holdings BV, $4.0 for AmeriGas Propane and $10.6 for certain other subsidiaries.
The valuation allowance for all deferred tax assets increased by $9.7 in Fiscal 2018 due to an increase of $7.6 to re-establish a full valuation allowance associated with future utilization of foreign tax credits, primarily due to impacts of TCJA and an increase in foreign operating loss carryforwards of $2.1. A valuation allowance of $9.6 exists for deferred tax assets related to certain subsidiaries of France SAS, and certain subsidiaries of Flaga and UGI International Holdings BV.
In Fiscal 2017, the Company reversed $7.6 in valuation allowances associated with foreign tax credit carryforwards whose utilization before expiration had previously not met a more-likely-than-not threshold. We have foreign tax credit carryforwards of approximately $106.1 expiring through 2028 resulting from the actual and planned repatriation of France SAS’s accumulated earnings since acquisition. The Company continuously monitors the potential utilization of these credits and performs the appropriate weighing of positive and negative evidence in reaching a conclusion of whether utilization reaches a level of more likely than not. In Fiscal 2017, the Company concluded it was more likely than not that $98.5 of the credits would expire before utilization and therefore reversed $7.6 of the then existing valuation allowance against these credits. The amount of the deferred tax asset considered realizable could be adjusted if estimates of future utilization during the carryforward period are reduced or increased.
We conduct business and file tax returns in the U.S., numerous states, local jurisdictions and in France and certain other European countries. Our U.S. federal income tax returns are settled through the 2014 tax year, our French tax returns are settled through the 2014 tax year, our Austrian tax returns are settled through 2016 and our other European tax returns are effectively settled for various years from 2009 to 2016. State and other income tax returns in the U.S. are generally subject to examination for a period of three to five years after the filing of the respective returns.
UGI Corporation and subsidiaries’ 2016 consolidated U.S. federal tax return is currently under examination by the Internal Revenue Service. UGI France and subsidiaries’ 2015, 2016 and 2017 tax returns are currently under examination by the French Tax Authority.
As of September 30, 2018, we have unrecognized income tax benefits totaling $11.5 including related accrued interest of $1.0. If these unrecognized tax benefits were subsequently recognized, $11.5 would be recorded as a benefit to income taxes on the Consolidated Statement of Income and, therefore, would impact the reported effective tax rate. Generally, a net reduction in unrecognized tax benefits could occur because of the expiration of the statute of limitations in certain jurisdictions or as a result of settlements with tax authorities. There is no material change expected in unrecognized tax benefits and related interest in the next twelve months.
A reconciliation of the beginning and ending amounts of unrecognized tax benefits is as follows:

	2018	2017	2016
Unrecognized tax benefits — beginning of year	$12.2	$7.2	$3.2
Additions for tax positions of the current year	1.5	1.9	2.2
Additions for tax positions taken in prior years	0.6	4.6	2.3
Settlements with tax authorities/statute lapses	(2.8)	(1.5)	(0.5)
Unrecognized tax benefits — end of year	$11.5	$12.2	$7.2